SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ___________

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of report (Date of earliest event reported) February 27, 2006
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                       INTERNATIONAL IMAGING SYSTEMS, INC.
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               (Exact name of registrant as specified in Charter)



          Delaware                       000-25413                65-0854589
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(State of other Jurisdiction of     (Commission file no.)       (IRS employer
        incorporation)                                       identification no.)






   2419 E. Commercial Blvd., Suite 307, Ft. Lauderdale, FL           33308
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          (Address of Principal Executive Offices)                 (Zip Code)



        Registrant's telephone number, including area code (954) 772-5501
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Forward Looking Statements

         This Form 8-K and other reports we file from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, our management as well as estimates and assumptions made by our management. When used in the Filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to us or our management identify forward looking statements. Such statements reflect our current view with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to our industry and our operations and results of operations. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

         Although we believe that the expectations reflected in the forward looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

Item 8.01.  Other Events

         On February 22, 2006, our only active subsidiary, Advanced Staffing International, Inc. ("Staffing"), was advised orally by its sole customer that such customer would cease to use the services of Staffing as of February 27, 2006. Although the management of Staffing is seeking other customers, both we and the officers and directors of Staffing are considering all of our strategic alternatives, including ceasing all activities of Staffing and the seeking by us of a business combination with one or more as yet unidentified privately held businesses. No assurance can be given, however, that any such business combination will be consummated.


Item 9.01.  Financial Statements and Exhibits

      (a)         Not Applicable.

      (b)         Not Applicable.

      (c)         Exhibits.

                  None


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            INTERNATIONAL IMAGING SYSTEMS, INC.



                                            /s/ C. LEO SMITH
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                                            C. Leo Smith
                                            Chief Executive Officer

                                                Dated: March 2, 2006